2025 Second Quarter Earnings Call August 5, 2025 Supplemental information

Encompass Health 2 The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including the business outlook, guidance and growth targets, future reimbursement rates, labor availability and costs, the effect of tariffs on costs, legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, such as the de novo pipeline, costs, growth and timelines, operational and quality of care initiatives, dividend strategies, leverage, repurchases of securities, outstanding shares of common stock, effective tax rates, financial performance, financial assumptions and considerations, balance sheet and cash flow plans, market barriers to entry, and addressable market size. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Encompass Health undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the earnings release attached as Exhibit 99.1 to the Company’s Form 8-K dated August 4, 2025 (the “Q2 Earnings Release Form 8-K”), the Form 10-K for the year ended December 31, 2024, the Form 10-Q for the quarter ended March 31, 2025, the Form 10-Q for the quarter ended June 30, 2025, when filed, and in other documents Encompass Health previously filed with the SEC, many of which are beyond Encompass Health’s control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein. Note regarding presentation of non-GAAP financial measures The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The Q2 Earnings Release Form 8-K provides further explanation and disclosure regarding Encompass Health’s use of non-GAAP financial measures and should be read in conjunction with this supplemental information. Forward-looking statements

Encompass Health 3 Summary ................................................................................................................................................................................ 4 Revenue ................................................................................................................................................................................. 5 Adjusted EBITDA .................................................................................................................................................................. 6 Earnings per share ............................................................................................................................................................... 7-8 Adjusted free cash flow ..................................................................................................................................................... 9 2025 Guidance and guidance considerations ............................................................................................................... 10-11 Adjusted free cash flow assumptions ............................................................................................................................. 12 Uses of free cash flow ........................................................................................................................................................ 13 Appendix Map of locations ................................................................................................................................................................... 15 Growth targets, fundamentals and value drivers ........................................................................................................ 16 Development activity ......................................................................................................................................................... 17 Debt maturity profile and schedule ................................................................................................................................ 18-19 New-store/same-store growth .......................................................................................................................................... 20 Payment sources .................................................................................................................................................................. 21 Operational metrics ............................................................................................................................................................ 22 Share information ................................................................................................................................................................ 23 Reconciliations to GAAP ..................................................................................................................................................... 24-31 End notes ............................................................................................................................................................................... 32-33 Table of contents

Encompass Health 4 Q2 2025 Summary Q2 6 Months ($ in millions, except per share data) 2025 2024% △ 2025 2024% △ Encompass Health Net operating revenue $ 1,457.7 $ 1,301.2 12.0% $ 2,913.1 $ 2,617.2 11.3 % Adjusted EBITDA $ 318.6 $ 271.8 17.2% $ 632.2 $ 544.8 16.0 % Adjusted EPS $ 1.40 $ 1.11 26.1% $ 2.77 $ 2.23 24.2 % Adjusted free cash flow $ 185.9 $ 142.5 30.5% $ 408.3 $ 310.1 31.7 % Reconciliations to GAAP provided on pages 24-31. Key takeaways - YTD (through Q2) u Capacity additions Ÿ Opened a 60-bed de novo hospital in Fort Myers, FL (opened 2 hospitals totaling 100 beds YTD) Ÿ Net pre-opening and ramp up costs of $4.0 million ($6.1 million YTD) Ÿ Added 26 beds to an existing hospital (added 51 beds to existing hospitals YTD) u Balance sheet Ÿ Net leverage of 2.0x u Shareholder distributions Ÿ Paid quarterly cash dividend of $0.17 per share in January and April 2025 Ÿ Declared a $0.19 per share quarterly dividend to be paid in October 2025 Ÿ Repurchased 232,438 shares of common stock for $24.7 million (repurchased 566,117 shares for $56.8 million YTD)

Encompass Health 5 Revenue Q2 Q2 % Change* ($ in millions) 2025 2024 Net operating revenue: Inpatient $ 1,413.7 $ 1,265.5 11.7% Outpatient and other 44.0 35.7 23.2% Total revenue $ 1,457.7 $ 1,301.2 12.0% (Actual Amounts) Discharges 65,237 60,833 7.2% New-store discharge growth 2.5% Same-store discharge growth 4.7% Net patient revenue per discharge $ 21,670 $ 20,803 4.2% Revenue reserves related to bad debt as a percent of revenue 2.0% 2.9% (90) bps u Outpatient and other revenue includes an $8.5 million increase in Medicaid supplemental payments.(1) *Except for Revenue reserves related to bad debt as a percent of revenue, which is increase (decrease) Refer to pages 32-33 for end notes.

Encompass Health 6 Adjusted EBITDA(2) Q2 % of Revenue Q2 % of Revenue($ in millions) 2025 2024 Net operating revenue $ 1,457.7 $ 1,301.2 Operating expenses: Salaries and benefits (767.7) 52.7% (700.5) 53.8 % Other operating expenses(a) (213.5) 14.6% (192.9) 14.8 % Supplies (63.1) 4.3% (57.6) 4.4 % Occupancy costs (14.7) 1.0% (14.2) 1.1 % Hospital operating expenses (291.3) 20.0% (264.7) 20.3 % General and administrative expenses(b) (41.7) 2.9% (36.3) 2.8 % Other income(c) 3.0 3.1 Equity in nonconsolidated affiliates 1.4 1.4 Noncontrolling interests in continuing operations (42.8) (32.4) Adjusted EBITDA $ 318.6 $ 271.8 Q2 Q2 ($ in millions) 2025 2024 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss (gain) on disposal or impairment of assets $ 0.3 $ (3.0) (b) Stock-based compensation and the change in fair market value of the non- qualified deferred comp plan $ 17.7 $ 14.2 (c) Change in fair market value of equity securities and the non-qualified deferred comp plan $ (3.7) $ (0.2) Reconciliations to GAAP provided on pages 24-31. Refer to pages 32-33 for end notes. u Other operating expenses includes a $9.3 million increase in provider tax expenses.(1)

Encompass Health 7 Earnings per share - as reported Q2 6 Months ($ in millions, except per share data) 2025 2024 2025 2024 Adjusted EBITDA $ 318.6 $ 271.8 $ 632.2 $ 544.8 Depreciation and amortization (79.9) (72.9) (159.1) (143.2) Interest expense and amortization of debt discounts and fees (30.4) (34.3) (62.2) (69.5) Stock-based compensation (14.3) (13.6) (23.8) (22.9) (Loss) gain on disposal or impairment of assets(3) (0.3) 3.0 (0.5) (10.7) 193.7 154.0 386.6 298.5 Items not indicative of ongoing operating performance: Change in fair market value of equity securities 0.3 (0.4) 1.0 (0.1) Asset impairment impact on noncontrolling interests(3) — — — 7.3 Pre-tax income 194.0 153.6 387.6 305.7 Income tax expense (51.0) (38.3) (92.6) (76.6) Income from continuing operations* $ 143.0 $ 115.3 $ 295.0 $ 229.1 Diluted shares (see page 23) 102.3 102.0 102.2 102.1 Diluted earnings per share* $ 1.40 $ 1.13 $ 2.88 $ 2.24 * Earnings per share are determined using income from continuing operations attributable to Encompass Health. Reconciliations to GAAP provided on pages 24-31. Refer to pages 32-33 for end notes.

Encompass Health 8 Adjusted earnings per share(4) Refer to pages 32-33 for end notes. Q2 6 Months 2025 2024 2025 2024 Diluted earnings per share, as reported $ 1.40 $ 1.13 $ 2.88 $ 2.24 Adjustments, net of tax: Asset impairment impact(3) — — — 0.02 Income tax adjustments(5) — (0.02) (0.11) (0.03) Change in fair market value of equity securities — — (0.01) — Adjusted earnings per share* $ 1.40 $ 1.11 $ 2.77 $ 2.23 u Adjusted earnings per share removes from GAAP earnings per share the impact of items the Company believes are not indicative of its ongoing operating performance. * Adjusted EPS may not sum due to rounding. See complete calculations of adjusted earnings per share on pages 27-31.

Encompass Health 9 $310.1 $87.4 $(19.5) $7.2 $14.6 $8.5 $408.3 Adjusted free cash flow 6 mos. 2024 Adjusted EBITDA Working capital and other Cash interest payments Cash tax payments, net of refunds Maintenance capital expenditures Adjusted free cash flow 6 mos. 2025 2025 YTD Adjusted free cash flow(6) Reconciliations to GAAP provided on pages 24-31. Refer to pages 32-33 for end notes. ($ in millions)

Encompass Health 10 2025 Guidance - updated as of August 4, 2025 Previous Guidance Updated Guidance ($ in millions, except per share data) Net Operating Revenue $5,850 to $5,925 $5,880 to $5,980 Adjusted EBITDA(2) $1,185 to $1,220 $1,220 to $1,250 Adjusted earnings per share from continuing operations attributable to Encompass Health(4) $4.85 to $5.10 $5.12 to $5.34 Reconciliations to GAAP provided on pages 24-31. Refer to pages 32-33 for end notes.

Encompass Health 11 2025 Guidance considerations - updated as of August 4, 2025 u Pricing Ÿ Medicare pricing increase of 3.3% for Q3 and approximately 2.7% for Q4 Ÿ Managed Care pricing increase of approximately 3.0% Ÿ Bad debt reserves of 2.0% to 2.5% of revenue u Labor Ÿ SWB per FTE* increase of 3.25% to 3.75% u Capacity additions Ÿ 8 new hospitals (7 de novo hospitals with 340 beds and a 50-bed satellite hospital(7)) Ÿ Net pre-opening and ramp-up costs of $18 million to $22 million (inclusive of costs associated with 2026 openings incurred in 2025) Ÿ 100 to 120 beds to existing hospitals u Corporate Ÿ Adjusted EBITDA impact of $11.5 million to $13.5 million ü Oracle Fusion implementation costs of $5.5 million to $6.5 million ($2.3 million in 2024) ü Addition of Augusta, GA, hospital to Piedmont joint venture increasing income attributable to noncontrolling interests (NCI) by $6.0 million to $7.0 million ($3.2 million in 2024) Ÿ Tax rate of approximately 26% Ÿ Diluted share count of 102 to 103 million shares Refer to pages 32-33 for end notes. *Includes contract labor and sign-on and shift bonuses

Encompass Health 12 Adjusted free cash flow(6) assumptions Certain cash flow items ($ in millions) 6 Months  2025 Actuals 2024 Actuals 2025 Assumptions Cash interest payments (net of amortization of debt discounts and fees) $57.4 $127.7 $110 to $120 Cash payments for income taxes, net of refunds $77.4 $163.8 $110 to $130 Working capital and other $10.0 $(62.7) $20 to $40 Maintenance CAPEX $79.1 $184.6 $215 to $225 Adjusted free cash flow $408.3 $690.3 $705 to $795 Increased working capital primarily due to growth in revenue Reconciliations to GAAP provided on pages 24-31. Refer to pages 32-33 for end notes. Increased maintenance CAPEX related to major renovation projects and programmatic hospital asset replacements Cash tax payments reduction is primarily attributable to additional bonus depreciation in 2025 Decreased cash interest payments due to repayment of $250 million of Senior Notes during 2024

Encompass Health 13 Uses of free cash flow ($ in millions) 6 Months 2025 Actuals 2024 Actuals 2025 Assumptions Growth IRF bed expansions $70.8 $96.8 $185 to $200 New IRFs - De novos 170.1 358.1 385 to 395 - Replacement IRFs and other — 3.0 TBD $240.9 $457.9 $570 to $595 Debt reduction Change in total debt(8) $38.3 $214.8 TBD Shareholder distributions Cash dividends on common stock $35.1 $62.8 ~ $72 Common stock repurchases $56.8 $31.1 TBD Refer to pages 32-33 for end notes. Ÿ ~$433 million remaining under current authorization as of June 30, 2025(9)

Appendix

Encompass Health | Largest owner and operator of rehabilitation hospitals


Rehabilitation hospitals "IRFs"
De novos under development*

Company profile as of 06/30/25

168
Rehabilitation hospitals "IRFs"

67 are joint ventures

18
IRFs under development**

38
States and Puerto Rico

Key statistics trailing four quarters

~256,800
patient discharges

~$5.7 Billion in revenue

~41,500
employees

2025 *Fortune* World's Most Admired Companies™
2025 Forbes Most Trusted Companies in America

Fortune © 2025 Fortune Media IP Limited. All rights reserved. *Fortune*® is a registered trademark and *Fortune* World's Most Admired Companies™ is a trademark of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, Encompass Health. Forbes © 2024 Forbes Media LLC. All rights reserved. Used under license.

*De novos under development - previously announced de novo hospitals under development as of August 1, 2025
**IRFs under development as of August 1, 2025, include de novo and remote and satellite locations.(7)
Refer to pages 32-33 for end notes.

Encompass Health 15

Growth targets, fundamentals and value drivers

2023 - 2027 Growth targets

- 6 to 10 de novos per year
- 80 to 120 bed additions per year
- 6% to 8% discharge CAGR

Large, under penetrated, and growing inpatient rehabilitation market

- Large addressable market indicated by low conversion rate of presumptively eligible inpatient rehabilitation patients
- Favorable demographics driving increased demand for rehabilitation services
- Unparalleled clinical expertise for treating inpatient rehabilitation conditions with consistent delivery of high-quality, cost-effective care
- De novo and bed addition strategy delivers attractive financial returns
- Cash flow and capital availability to fund capacity additions
- Fragmented sector presents unit acquisition and joint venture opportunities
- Significant barriers to entry and economies of scale
- Resilient business model with focus on non-discretionary conditions occurring predominantly in an aging population

Shareholder distributions

- Cash dividend (currently $0.19 per share per quarter)
- Approximately $433 million remaining under current stock repurchase authorization as of June 30, 2025[9]

Encompass Health

Refer to pages 32-33 for end notes.

16

Encompass Health 17 Inpatient Rehabilitation Hospitals opened or under development Joint venture Expected open date 2025 2026 2027 De novos* Athens, GA ü 40 — — Fort Myers, FL ü 60 — — Daytona Beach, FL 3Q25 50 — — 1 Danbury, CT 3Q25 40 — — 2 Lake Worth, FL 4Q25 50 — — 3 St. Petersburg, FL 4Q25 50 — — 4 Amarillo, TX 4Q25 50 — — 5 Irmo, SC — 50 — 6 Concordville, PA — 50 — 7 Loganville, GA ü — 40 — 8 Norristown, PA — 50 — 9 San Antonio, TX — 50 — 10 Avondale, AZ — 60 — 11 Bangor, ME — 50 — 12 Wesley Chapel, FL — — 50 13 St. George, UT — — 50 14 Apollo Beach, FL — — 50 15 North Las Vegas, NV — — 50 16 Palm Beach Gardens, FL — — 50 Remote and satellite(7)* 17 Wildwood, FL (The Villages) 3Q25 50 — — 18 Cleveland, TN — 40 — Other bed additions ~110 ~120 ~120 *All dates are tentative and subject to change ~500 ~510 ~370 Development activity 2Q 2025 Development activity highlights uDe novos opened # of beds JV Ÿ Fort Myers, FL 60 ü Beds added to existing hospitals 26 De novo annoucements Ÿ St. George, UT 50 Ÿ Apollo Beach, FL 50 Ÿ North Las Vegas, NV 50 IRF development projects announced and underway** 18 ** IRFs under development as of August 1, 2025, include de novo and remote and satellite locations.(7) Refer to pages 32-33 for end notes.

Encompass Health 18 2024 2025 2026 2027 2028 2029 2030 2031 * This chart does not include ~$307 of finance lease obligations or ~$84 of other notes payable. See the debt schedule on page 19. Debt maturity profile - face value ($ in millions) Revolver capacity $800 Senior Notes 4.75% $800 Senior Notes 4.5% As of June 30, 2025* $953 Available $— Drawn + $47 reserved for LCs Callable at par Callable at par $400 Senior Notes 4.625% Callable beginning April 2026 $100 Senior Notes 5.75% Callable at 102.375 Refer to pages 32-33 for end notes.

Encompass Health 19 Debt schedule Change in June 30, December 31, Debt vs. ($ in millions) 2025 2024 YE 2024 Advances under $1 billion revolving credit facility $ — $ 20.0 $ (20.0) Bonds Payable: 5.75% Senior Notes due 2025 99.9 99.8 0.1 4.50% Senior Notes due 2028 790.2 788.4 1.8 4.75% Senior Notes due 2030 785.5 784.2 1.3 4.625% Senior Notes due 2031 393.0 392.5 0.5 Other notes payable 84.0 94.5 (10.5) Finance lease obligations 306.9 318.4 (11.5) Long-term debt $ 2,459.5 $ 2,497.8 $ (38.3) Debt to Adjusted EBITDA 2.1 x 2.3 x Leverage net of cash and cash equivalents 2.0 x 2.2 x Reconciliations to GAAP provided on pages 24-31. The leverage ratio for 2Q25 stated in terms of the most comparable GAAP measurement would be Debt to Net cash provided by operating activities: 2.2x The leverage ratio for 2024 stated in terms of the most comparable GAAP measurement would be Debt to Net cash provided by operating activities: 2.5x

Encompass Health 20 0.0% 2.5% 5.0% 7.5% 10.0% New-store/same-store growth Discharges Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 New store 3.4% 3.1% 3.5% 3.6% 3.0% 3.0% 3.3% 1.9% 2.0% 2.0% 1.9% 2.5% Same store(10) 4.1% 4.2% 5.9% 6.2% 4.3% 5.3% 6.7% 4.8% 6.8% 5.8% 4.4% 4.7% Total by quarter 7.5% 7.3% 9.4% 9.8% 7.3% 8.3% 10.0% 6.7% 8.8% 7.8% 6.3% 7.2% Total by year 6.8% 8.7% 8.3% Same store by year(10) 3.1% 4.8% 5.6% Johnston, RI (50 beds) Fort Mill, SC (39 beds) Athens, GA (40 beds) Moline, IL (40 beds) Naples, FL (50 beds) Grand Forks, ND (40 beds) Knoxville, TN (73 beds) Owasso, OK (40 beds) Clermont, FL (50 beds) Bowie, MD (60 beds) Columbus, GA (40 beds) Prosper, TX (40 beds) Fitchburg, WI (56 beds) Kissimmee, FL (50 beds) Atlanta, GA (40 beds) Louisville, KY (40 beds) Refer to pages 32-33 for end notes. Houston, TX (61 beds) Fort Myers, FL (60 beds)

Encompass Health 21 Payment sources (percent of revenues) Q2 6 Months Full Year 2025 2024 2025 2024 2024 Medicare 64.5% 64.7% 65.7% 64.8% 65.1 % Medicare Advantage 16.9% 17.2% 16.7% 17.1% 16.8 % Managed care 11.2% 10.7% 10.6% 10.7% 10.8 % Medicaid 3.1% 3.3% 3.0% 3.4% 3.3 % Other third-party payors 0.7% 0.8% 0.6% 0.8% 0.8 % Workers’ compensation 0.5% 0.5% 0.5% 0.5% 0.5 % Patients 0.3% 0.3% 0.3% 0.3% 0.3 % Other income 2.8% 2.5% 2.6% 2.4% 2.4 % Total 100.0% 100.0% 100.0% 100.0% 100.0%

Encompass Health 22 Operational metrics Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2025 2025 2024 2024 2024 2024 2024 Net patient revenue-inpatient $ 1,413.7 $ 1,417.7 $ 1,366.1 $ 1,316.2 $ 1,265.5 $ 1,282.7 $ 5,230.5 Net patient revenue-outpatient and other revenues 44.0 37.7 38.9 34.8 35.7 33.3 142.7 Net operating revenues $ 1,457.7 $ 1,455.4 $ 1,405.0 $ 1,351.0 $ 1,301.2 $ 1,316.0 $ 5,373.2 Discharges(11) 65,237 64,985 63,839 62,715 60,833 61,111 248,498 Net patient revenue per discharge $ 21,670 $ 21,816 $ 21,399 $ 20,987 $ 20,803 $ 20,990 $ 21,048 Outpatient visits 21,597 19,955 26,434 28,544 29,312 29,744 114,034 Average length of stay 12.0 12.2 12.0 12.2 12.2 12.3 12.2 Occupancy % 76.6% 78.8% 75.3% 75.4% 74.5% 76.7% 74.6% # of licensed beds 11,233 11,159 11,094 11,041 10,948 10,781 11,094 Occupied beds 8,604 8,793 8,354 8,325 8,156 8,269 8,276 Full-time equivalents (FTEs) - internal 28,784 28,572 28,188 27,938 27,297 27,209 27,658 Contract labor FTEs 379 375 394 430 450 434 427 Total FTEs(12) 29,163 28,947 28,582 28,368 27,747 27,643 28,085 EPOB(13) 3.39 3.29 3.42 3.41 3.40 3.34 3.39 Refer to pages 32-33 for end notes.

Encompass Health 23 Share information Weighted Average for the Period Q2 6 Months Full Year (in millions) 2025 2024 2025 2024 2024 2023 2022 Basic shares outstanding 100.6 99.9 100.6 99.9 99.9 99.5 99.2 Restricted stock awards, dilutive stock options, and restricted stock units 1.7 2.1 1.6 2.2 2.3 1.8 1.2 Diluted shares outstanding 102.3 102.0 102.2 102.1 102.2 101.3 100.4 End of Period Q2 6 Months Full Year (in millions) 2025 2024 2025 2024 2024 2023 2022 Basic shares outstanding 100.9 100.7 100.9 100.7 100.8 100.3 99.8

Encompass Health 24 Net cash provided by operating activities reconciled to Adjusted EBITDA(2) Q2 6 Months Full Year ($ in millions) 2025 2024 2025 2024 2024 Net cash provided by operating activities $ 270.2 $ 217.4 $ 558.8 $ 456.2 $ 1,002.8 Interest expense and amortization of debt discounts and fees 30.4 34.3 62.2 69.5 137.4 Gain (loss) on sale of investments, excluding impairments 3.3 (0.1) 3.2 1.2 2.7 Equity in net income of nonconsolidated affiliates 1.4 1.4 2.3 2.1 3.0 Net income attributable to noncontrolling interests in continuing operations (42.8) (32.4) (87.8) (58.7) (140.9) Amortization of debt-related items (2.4) (2.5) (4.8) (4.9) (9.7) Distributions from nonconsolidated affiliates (0.9) (1.2) (1.4) (2.0) (4.0) Current portion of income tax expense 54.5 40.6 87.3 72.4 139.5 Change in assets and liabilities 3.9 11.8 11.4 13.4 (21.9) Cash used in operating activities of discontinued operations 1.2 2.0 1.9 2.7 3.1 Asset impairment impact on noncontrolling interests(3) — — — (7.3) (7.3) Change in fair market value of equity securities (0.3) 0.4 (1.0) 0.1 (1.0) Other 0.1 0.1 0.1 0.1 — Adjusted EBITDA $ 318.6 $ 271.8 $ 632.2 $ 544.8 $ 1,103.7 Refer to pages 32-33 for end notes.

Encompass Health 25 Reconciliation of net income to Adjusted EBITDA(2) Q2 6 Months Full Year ($ in millions) 2025 2024 2025 2024 2024 Net income $ 184.9 $ 146.5 $ 381.4 $ 285.3 $ 596.6 Loss from discontinued operations, net of tax, attributable to Encompass Health 0.9 1.2 1.4 2.5 2.8 Net income attributable to noncontrolling interests included in continuing operations (42.8) (32.4) (87.8) (58.7) (140.9) Provision for income tax expense 51.0 38.3 92.6 76.6 150.2 Interest expense and amortization of debt discounts and fees 30.4 34.3 62.2 69.5 137.4 Depreciation and amortization 79.9 72.9 159.1 143.2 299.6 Loss on early extinguishment of debt(14)(15) — — — — 0.6 Loss (gain) on disposal or impairment of assets(3) 0.3 (3.0) 0.5 10.7 17.4 Stock-based compensation 14.3 13.6 23.8 22.9 48.3 Change in fair market value of equity securities (0.3) 0.4 (1.0) 0.1 (1.0) Asset impairment impact on noncontrolling interests(3) — — — (7.3) (7.3) Adjusted EBITDA $ 318.6 $ 271.8 $ 632.2 $ 544.8 $ 1,103.7 Refer to pages 32-33 for end notes.

Encompass Health 26 Reconciliation of net cash provided by operating activities to adjusted free cash flow(6) Q2 6 Months Full Year ($ in millions) 2025 2024 2025 2024 2024 Net cash provided by operating activities $ 270.2 $ 217.4 $ 558.8 $ 456.2 $ 1,002.8 Impact of discontinued operations 1.2 2.0 1.9 2.7 3.1 Net cash provided by operating activities of continuing operations 271.4 219.4 560.7 458.9 1,005.9 Capital expenditures for maintenance (45.1) (48.9) (79.1) (87.6) (184.6) Distributions paid to noncontrolling interests of consolidated affiliates (40.4) (27.8) (73.3) (52.5) (125.0) Items not indicative of ongoing operating performance: Transaction costs and related liabilities — (0.2) — (8.7) (6.0) Adjusted free cash flow $ 185.9 $ 142.5 $ 408.3 $ 310.1 $ 690.3 Cash dividends on common stock $ 17.1 $ 14.9 $ 35.1 $ 30.8 $ 62.8 Refer to pages 32-33 for end notes.

Encompass Health 27 Adjusted EPS(4) - Q2 2025 For the Three Months Ended June 30, 2025 Adjustments As Reported Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 318.6 $ — $ — $ 318.6 Depreciation and amortization (79.9) — — (79.9) Interest expense and amortization of debt discounts and fees (30.4) — — (30.4) Stock-based compensation (14.3) — — (14.3) Loss on disposal or impairment of assets (0.3) — — (0.3) Change in fair market value of equity securities 0.3 — (0.3) — Income from continuing operations before income tax expense 194.0 — (0.3) 193.7 Provision for income tax expense (51.0) 0.4 0.1 (50.5) Income from continuing operations attributable to Encompass Health $ 143.0 $ 0.4 $ (0.2) $ 143.2 Diluted earnings per share from continuing operations* $ 1.40 $ — $ — $ 1.40 Diluted shares used in calculation 102.3 * Adjusted EPS may not sum across due to rounding. Refer to pages 32-33 for end notes.

Encompass Health 28 For the Three Months Ended June 30, 2024 Adjustments As Reported Income Tax Adjustments(5) Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 271.8 $ — $ — $ 271.8 Depreciation and amortization (72.9) — — (72.9) Interest expense and amortization of debt discounts and fees (34.3) — — (34.3) Stock-based compensation (13.6) — — (13.6) Gain on disposal or impairment of assets 3.0 — — 3.0 Change in fair market value of equity securities (0.4) — 0.4 — Income from continuing operations before income tax expense 153.6 — 0.4 154.0 Provision for income tax expense (38.3) (2.4) (0.1) (40.8) Income from continuing operations attributable to Encompass Health $ 115.3 $ (2.4) $ 0.3 $ 113.2 Diluted earnings per share from continuing operations* $ 1.13 $ (0.02) $ — $ 1.11 Diluted shares used in calculation 102.0 Adjusted EPS(4) - Q2 2024 * Adjusted EPS may not sum across due to rounding. Refer to pages 32-33 for end notes.

Encompass Health 29 Adjusted EPS(4) - YTD Q2 2025 For the Six Months Ended June 30, 2025 Adjustments As Reported Income Tax Adjustments(5) Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 632.2 $ — $ — $ 632.2 Depreciation and amortization (159.1) — — (159.1) Interest expense and amortization of debt discounts and fees (62.2) — — (62.2) Stock-based compensation (23.8) — — (23.8) Loss on disposal or impairment of assets (0.5) — — (0.5) Change in fair market value of equity securities 1.0 — (1.0) — Income from continuing operations before income tax expense 387.6 — (1.0) 386.6 Provision for income tax expense (92.6) (11.6) 0.3 (103.9) Income from continuing operations attributable to Encompass Health $ 295.0 $ (11.6) $ (0.7) $ 282.7 Diluted earnings per share from continuing operations* $ 2.88 $ (0.11) $ (0.01) $ 2.77 Diluted shares used in calculation 102.2 * Adjusted EPS may not sum across due to rounding. Refer to pages 32-33 for end notes.

Encompass Health 30 For the Six Months Ended June 30, 2024 Adjustments As Reported Asset Impairment Impact Income Tax Adjustments(5) Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 544.8 $ — $ — $ — $ 544.8 Depreciation and amortization (143.2) — — — (143.2) Interest expense and amortization of debt discounts and fees (69.5) — — — (69.5) Stock-based compensation (22.9) — — — (22.9) Loss on disposal or impairment of assets(3) (10.7) 10.4 — — (0.3) Change in fair market value of equity securities (0.1) — — 0.1 — Asset impairment impact on noncontrolling interests(3) 7.3 (7.3) — — — Income from continuing operations before income tax expense 305.7 3.1 — 0.1 308.9 Provision for income tax expense (76.6) (1.3) (3.0) — (80.9) Income from continuing operations attributable to Encompass Health $ 229.1 $ 1.8 $ (3.0) $ 0.1 $ 228.0 Diluted earnings per share from continuing operations* $ 2.24 $ 0.02 $ (0.03) $ — $ 2.23 Diluted shares used in calculation 102.1 Adjusted EPS(4) - YTD Q2 2024 * Adjusted EPS may not sum across due to rounding. Refer to pages 32-33 for end notes.

Encompass Health 31 Adjusted EPS(4) - 2024 For the Year Ended December 31, 2024 Adjustments As Reported Asset Impairment Impact Loss on Early Exting. of Debt Income Tax Adjustments(5) Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 1,103.7 $ — $ — $ — $ — $ 1,103.7 Depreciation and amortization (299.6) — — — — (299.6) Interest expense and amortization of debt discounts and fees (137.4) — — — — (137.4) Stock-based compensation (48.3) — — — — (48.3) Loss on disposal or impairment of assets(3) (17.4) 10.4 — — — (7.0) Loss on early extinguishment of debt(14)(15) (0.6) — 0.6 — — — Change in fair market value of equity securities 1.0 — — — (1.0) — Asset impairment impact on noncontrolling interests(3) 7.3 (7.3) — — — — Income from continuing operations before income tax expense 608.7 3.1 0.6 — (1.0) 611.4 Provision for income tax expense (150.2) (1.3) (0.2) (7.7) 0.3 (159.1) Income from continuing operations attributable to Encompass Health $ 458.5 $ 1.8 $ 0.4 $ (7.7) $ (0.7) $ 452.3 Diluted earnings per share from continuing operations* $ 4.49 $ 0.02 $ — $ (0.08) $ (0.01) $ 4.43 Diluted shares used in calculation 102.2 * Adjusted EPS may not sum across due to rounding. Refer to pages 32-33 for end notes.

Encompass Health 32 End notes Reconciliations to GAAP provided on pages 24-31. (1) Historically, we have used the term “provider tax revenues” to refer to “Medicaid supplemental payments,” both of which represent amounts received in connection with state Medicaid programs that are not included in the specific Medicaid claim reimbursements we receive. These amounts include state directed and supplemental payment programs associated with Medicaid. Provider taxes are amounts paid by us to fund, in part, state Medicaid programs. We have used the term “net provider tax revenues” to represent the difference between provider taxes paid and the Medicaid supplemental payments received. (2) Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future the Company may incur expenses similar to the adjustments set forth. (3) In January 2024, we received notice that our joint venture partner, Hospital Sisters Health System, intended to close its acute-care hospital, Sacred Heart Hospital in Eau Claire, WI, in which our joint venture inpatient rehabilitation hospital is located. We closed that joint venture hospital in February 2024 and incurred a one-time impairment charge of $10.4 million. The impact to net income attributable to Encompass Health during the six months ended June 30, 2024 and the twelve months ended December 31, 2024 resulting from the impairment was $1.8 million after reductions for net income attributable to noncontrolling interests of $7.3 million and the provision for income tax expense of $1.3 million. (4) The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”), which is a non-GAAP measure. The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements, professional fees - accounting, tax, and legal, mark-to-market adjustments for stock appreciation rights, gains or losses related to hedging and equity instruments, loss on early extinguishment of debt, adjustments to its income tax provision (such as valuation allowance adjustments, settlements of income tax claims and windfall tax benefits), items related to corporate and facility restructurings, and certain other items deemed to be non-indicative of ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company's ongoing operating performance. Accordingly, they can complicate comparisons of the Company's results of operations across periods and comparisons of the Company's results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies. (5) Income tax adjustments for the six months ending June 30, 2025, three and six months ended June 30, 2024, and year ended 2024, relate primarily to removal of windfall tax benefits from GAAP earnings per share. (6) The definition of adjusted free cash flow, which is a non-GAAP measure, is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, distributions to noncontrolling interests, and certain items deemed to be non-indicative of ongoing operating performance. Common stock dividends are not included in the calculation of adjusted free cash flow. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies.

Encompass Health 33 End notes (continued) (7) Our inpatient rehabilitation hospitals (“IRFs”) may operate one or more satellite and/or remote locations. Satellite and remote locations are located proximate to one of our existing IRFs but do not have a separate Medicare provider number. As such, they are considered a bed addition, are included in same store results from the day of opening, and are not included in our count of total open hospitals. As of June 30, 2025, we operated 10 satellite and remote locations. (8) Cash used for net debt redemptions were $42.3 million and $242.1 million during the six months ended June 30, 2025 and twelve months ended December 31, 2024, respectively. (9) On October 28, 2013, the Company announced its board of directors authorized the repurchase of up to $200 million of its common stock. On February 14, 2014, the Company's board approved an increase in this common stock repurchase authorization from $200 million to $250 million. As of June 30, 2018, the remaining repurchase authorization was approximately $58 million. On July 24, 2018, the Company's board approved resetting the aggregate common stock repurchase authorization to $250 million. As of June 30, 2024, the remaining repurchase authorization was approximately $181 million. On July 24, 2024, the Company’s board approved resetting the aggregate common stock repurchase authorization to $500 million. As of June 30, 2025, the remaining repurchase authorization was approximately $433 million. (10) Same-store comparisons are calculated based on hospitals open throughout both the full current periods and prior periods presented. These comparisons include the financial results of market consolidation transactions and capacity expansions (including the addition of satellite and remote hospitals) in existing markets. (11) Represents discharges from 168 consolidated hospitals in Q2 2025; 167 consolidated hospitals in Q1 2025; 166 consolidated hospitals in Q4 2024; 165 consolidated hospitals in Q3 2024; 163 consolidated hospitals in Q2 2024; 160 consolidated hospitals in Q1 2024. (12) Total full-time equivalents included in the table represent Encompass Health employees who participate in or support the operations of our hospitals and include full-time equivalents related to contract labor. (13) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of total full-time equivalents, including full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. (14) In the third quarter of 2024, the Company redeemed $150 million of its 5.75% Senior Notes due 2025. The redemption was completed at 100% of par using cash on hand. As a result of the redemption, the Company recorded a $0.4 million loss on early extinguishment of debt in the third quarter of 2024. (15) In the fourth quarter of 2024, the Company redeemed $100 million of its 5.75% Senior Notes due 2025. The redemption was completed at 100% of par using cash on hand. As a result of the redemption, the Company recorded a $0.2 million loss on early extinguishment of debt in the fourth quarter of 2024. Reconciliations to GAAP provided on pages 24-31.